UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                             FORM 8-K


                           CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934



                         March 14, 1995
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          Date of Report (Date of earliest event reported)



                    Harnischfeger Industries, Inc.
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      (Exact name of registrant as specified in its charter)



   Delaware                   1-9299             39-1566457
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 (State or other           (Commission         IRS Employer
 jurisdiction of           File Number)        Identification No.
 incorporation)



            13400 Bishops Lane, Brookfield, Wisconsin 53005
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                (Address of principal executive offices)


                          (414) 671-4400
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        (Registrant's telephone number, including area code)



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  (Former name or former address, if changed since last report)

Item 5.  Other Events

  On November 29, 1994, Harnischfeger Industries, Inc. (the "Company") completed its previously announced acquisition of Joy Technologies Inc. through a stock-for-stock merger. Included in this Form 8-K are restated 1994 Quarterly Income statements and 1994 Quarterly Segment Information for this business combination accounted for as a Pooling of Interests.

FORM 8-K



                   HARNISCHFEGER INDUSTRIES,INC.

                 Summary of 1994 Income Statements
                 Restated for Pooling of Interests
                       ($thousands)

                                                  6 Months
                             1st Qtr    2nd Qtr    Y-T-D    3rd Qtr
                             --------   --------  --------  --------
                              $         $          $         $
Net sales                      369,243    389,933   759,176   424,376
Other Income                     9,125     10,926    20,051     5,339
                               ---------  --------  --------  --------
                               378,368    400,859   779,227   429,715

Cost of sales                  288,772    305,190   593,962   330,680
Selling, development
  and administrative
  expenses                      73,036     75,525   148,561    75,029
Restructuring and
  other                              -        574       574       615
                                --------   --------  --------  --------
Operating Income
 (loss)                         16,560     19,570    36,130    23,391

Interest expense-net           (11,187)   (11,018)  (22,205)  (12,400)
                                --------   --------  --------  --------
Income (loss) before
  taxes and minority
  interest                       5,373      8,552    13,925    10,991
Income taxes                    (1,432)    (3,550)   (4,982)   (2,953)
                                --------   --------  --------  --------
                                 3,941      5,002     8,943     8,038
Minority Interest                 (328)      (370)     (698)     (325)
                                --------   --------  --------  --------
Income from continuing
  operations                     3,613      4,632     8,245     7,713

Income from
  discontinued
  operations                       431        473       904        99
Extraordinary Item                                             (4,827)
Cumulative effect of
  accounting change            (81,696)         -   (81,696)        -
                              ---------    -------- --------   --------
Net Income (Loss)              (77,652)     5,105   (72,547)    2,985
                              =========    ======== ========   ========
Earnings (Loss) Per Share
 Income from continuing
   operations                      0.08       0.11      0.19      0.18
 Income from discontinued
   operations                      0.01       0.01      0.02         -
 Extraordinary Item                                              (0.11)
 Cumulative effect of
   accounting change              (1.88)         -     (1.88)        -
                               ---------    ------   -------   --------
Net Income (Loss)
   Per Share                      (1.79)      0.12     (1.67)     0.07
                               =========    =======  ========   ========

Ave. Shares
   Outstanding                 43,346,714  43,449,668 43,398,277 43,416,796





               HARNISCHFEGER INDUSTRIES,INC.

         Summary of 1994 Income Statements
         Restated for Pooling of Interests
                          ($thousands)

                               9 Months             12 Months
                                Y-T-D    4th Qtr     Y-T-D
                             ----------  --------  ---------
                                  $        $          $
Net sales                     1,183,552   499,190  1,682,742
Other Income                     25,390     4,516     29,906
                              ----------  --------  ---------
                              1,208,942   503,706  1,712,648

Cost of sales                   924,642   382,900  1,307,542
Selling, development
  and administrative
  expenses                      223,590    84,101    307,691
Restructuring and
  other                           1,189       641      1,830
                               ---------  --------  ---------
Operating Income
 (loss)                          59,521    36,064     95,585

Interest expense-net            (34,605)  (12,761)   (47,366)
                               ---------  --------  ---------
Income (loss) before
  taxes and minority
  interest                       24,916    23,303     48,219
Income taxes                     (7,935)   (4,442)   (12,377)
                               ---------  --------  ---------
                                 16,981    18,861     35,842
Minority Interest                (1,023)   (1,201)    (2,224)
                               ---------  --------  ---------
Income from continuing
  operations                     15,958    17,660     33,618

Income from
  discontinued
  operations                      1,003    (2,010)    (1,007)
Extraordinary Item               (4,827)        -     (4,827)
Cumulative effect of
  accounting change             (81,696)        -    (81,696)
                               ---------   -------- ---------
Net Income (Loss)               (69,562)   15,650    (53,912)
                               =========   ========  ========
Earnings (Loss) Per Share
 Income from continuing
   operations                      0.37      0.40       0.77
 Income from discontinued
   operations                      0.02     (0.05)     (0.02)
 Extraordinary Item               (0.11)        -      (0.11)
 Cumulative effect of
   accounting change              (1.88)        -      (1.87)
                               --------   -------- ---------
Net Income (Loss)
   Per Share                     (1.60)      0.35      (1.23)
                              =========   ======== =========

Ave. Shares
   Outstanding                43,404,116  44,653,195 43,716,464








                       HARNISCHFEGER INDUSTRIES, INC.
                   Summary of 1994 Segment Information
                    Restated for Pooling of Interests
                               ($thousands)

                                            6 Months
                        1st Qtr  2nd Qtr      Y-T-D      3rd Qtr
                       --------  -------   ---------   ---------
NET SALES
---------
Papermaking Machinery
  and Systems          $146,976  $164,553   $311,529   $189,183
Mining Equipment        163,216   154,396    317,612    171,714
Material Handling
  Equipment              24,060    27,342     51,402     24,497
Environmental            34,991    43,642     78,633     38,982
                        -------   -------    -------    -------
Total Business Segment $369,243  $389,933   $759,176   $424,376
                        =======   =======    =======    =======
OPERATING INCOME
------------------
Papermaking Machinery
  and Systems            $6,536    $6,528    $13,064     $6,455
Mining Equipment         12,991    15,224     28,215     21,218
Material Handling
  Equipment               1,784     3,430      5,214      3,040
Environmental              (205)      850        645       (417)
                         ------   -------     -------   --------
 Total Business Segment  21,106    26,032     47,138     30,296

Corporate Administration (4,546)   (6,462)   (11,008)    (6,905)
                         -------  -------     -------   --------
Operating Income        $16,560   $19,570    $36,130    $23,391
                         =======  =======     =======   ========

ORDERS BOOKED
-------------
Papermaking Machinery
  and Systems           $150,311 $194,233   $344,544   $220,669
Mining Equipment         147,920  159,001    306,921    181,949
Material Handling
  Equipment               23,854   28,101     51,955     24,694
Environmental             49,956   17,691     67,647     15,764
                         -------  -------   --------   --------
 Total Business Segment $372,041 $399,026   $771,067   $443,076
                         =======  =======   ========   ========



                 HARNISCHFEGER INDUSTRIES, INC.
                 Summary of 1994 Segment Information
                  Restated for Pooling of Interests
                             ($thousands)

                                 9 Months            12 Months
                                  Y-T-D     4th Qtr   Y-T-D
                                --------   -------- ---------
NET SALES
---------
Papermaking Machinery
  and Systems                    $500,712   $212,066    $712,778
Mining Equipment                  489,326    208,962     698,288
Material Handling
  Equipment                        75,899     33,530     109,429
Environmental                     117,615     44,632     162,247
                                 ---------    ------- ---------
Total Business Segment         $1,183,552   $499,190  $1,682,742
                                 =========   ======== =========
OPERATING INCOME
------------------
Papermaking Machinery
  and Systems                     $19,519    $12,676     $32,195
Mining Equipment                   49,433     30,621      80,054
Material Handling
  Equipment                         8,254      3,840      12,094
Environmental                         228     (2,318)     (2,090)
                                  --------    -------     ------
 Total Business Segment            77,434     44,819     122,253

Corporate Administration          (17,913)    (8,755)    (26,668)
                                  --------    -------     -------
Operating Income                  $59,521    $36,064     $95,585
                                  ========    =======     =======

ORDERS BOOKED
-------------
Papermaking Machinery
  and Systems                    $565,213   $230,675     $795,888
Mining Equipment                  488,870    181,627      670,497
Material Handling
  Equipment                        76,649     61,040      137,689
Environmental                      83,411     19,727      103,138
                                 ---------    -------   -----------
 Total Business Segment        $1,214,143   $493,069   $1,707,212
                                 =========    =======   ===========

















                          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             HARNISCHFEGER INDUSTRIES, INC.
                                       (Registrant)


March 14, 1995          By     /s/ James C. Benjamin
                            --------------------------
                                   James C. Benjamin
                                   Vice President,
                                   Controller and Chief
                                   Accounting Officer